SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2011

SOLO INTERNATIONAL, INC.
 (Exact name of Company as specified in its charter)

Nevada	000-52791	68-0680819
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
Suite 2500 1155 Boul Rene-Levesque West, Montreal, Quebec H3B 2K4
(Address of principal executive offices)
Phone: (514) 570-3490
(Company’s Telephone Number)

Copy of all Communications to:
Carrillo Huettel, LLP
3033 Fifth Avenue, Suite 400
San Diego, CA 92103
Phone: 619.546.6100
Fax: 619.546.6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SOLO INTERNATIONAL, INC.
Form 8-K
Current Report

ITEM 8.01. OTHER EVENTS

Effective as of November 9, 2011, the Company's Board of Directors dismissed Island Stock Transfer as the transfer agent and registrar of the Company’s Common Stock and appointed Action Stock Transfer Corp. to be the new transfer agent and registrar of the Company's Common Stock.

Shareholders may contact Action Stock Transfer Corp. as follows:

Action Stock Transfer Corp.

2469 E. Fort Union Blvd., Suite 214
Salt Lake City, UT 84121
Office - (801) 274-1088
Fax - (801) 274-1099

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLO INTERNATIONAL, INC.
Date: November 9, 2011	By: /s/ Michel Plante
Michel Plante
President